UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 3, 2006

HEALTH CARE PROPERTY INVESTORS, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08895	33-0091377
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3760 Kilroy Airport Way, Suite 300 Long Beach, California		90806
(Address of Principal Executive Offices)		(Zip Code)

(562) 733-5100

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

Establishment of 2006 Base Salary Amounts and 2005 Annual Incentive Bonuses

On February 3, 2006, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Health Care Property Investors, Inc. (the “Company”) increased the annual base salary rates for certain of the Company’s named executive officers, with the new rates effective as of January 1, 2006.  The new annual base salary rates for Paul F. Gallagher, Executive Vice President - Portfolio Strategy, Edward J. Henning, Senior Vice President, General Counsel and Corporate Secretary, Talya Nevo-Hacohen, Senior Vice President - Strategic Development and Treasurer, and Mark A. Wallace, Senior Vice President - Chief Financial Officer, are $330,000, $265,000, $250,000, and $275,000, respectively.

In addition, the Compensation Committee approved annual incentive bonuses for the 2005 fiscal year for the Company’s named executive officers, based upon multiple performance criteria, including subjective evaluations of personal job performance and performance measured against objective business criteria.  The 2005 annual cash incentive bonus amounts for the Company’s named executive officers are as follows:  James F. Flaherty III, President and Chief Executive Officer, $0 (see the restricted stock unit discussion below), Charles A. Elcan, Executive Vice President - Medical Office Properties, $487,000, Mr. Gallagher, $553,000, Mr. Henning, $373,000, Stephen R. Maulbetsch, Senior Vice President - Acquisitions and Dispositions, $437,000, Ms. Nevo-Hacohen, $343,000, and Mr. Wallace, $418,000.

On February 3, 2006, the Compensation Committee approved the grant of 57,230 performance-based Restricted Stock Units to Mr. Flaherty in lieu of a cash bonus for 2005 performance.  The Restricted Stock Units are subject in whole or in part to forfeiture in the event the Company does not reach specified targets for funds from operations per share during fiscal 2006.  Those Restricted Stock Units that are not forfeited vest on the third anniversary of the date of grant, subject to continued employment by Mr. Flaherty through that date and subject to accelerated vesting in connection with certain terminations of employment in accordance with Mr. Flaherty’s employment agreement with the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEALTH CARE PROPERTY INVESTORS, INC.
(Registrant)

		By:	/s/ Edward J. Henning
Date:	February 9, 2006		Edward J. Henning
Senior Vice President, General Counsel and Corporate Secretary